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                                                                    EXHIBIT 10.7

                          SUBSCRIPTION ESCROW AGREEMENT



         THIS ESCROW AGREEMENT is entered into as of the _____the day of December, 1999, by and among Austin Funding.com Corporation, a Nevada corporation (the "Corporation"); Choice Investments, Inc. (the "Marketing Agent"); and Compass Bank (the "Escrow Agent").


                                   WITNESSETH:


         WHEREAS, the Corporation is conducting a public offering for sale to investors on a best efforts basis of up to $10,000,000 of its 8% Secured Subordinated Debentures (the "Debentures") and under which the Corporation and the Marketing Agent will be soliciting subscription funds in the form of cash, check, authorized withdrawals or other immediately available funds (the "Subscription Funds") from subscribers for a minimum $5,000 investment (the "Offering") in the offering (the "Subscribers");

         WHEREAS, on December _____, 1999, the Securities and Exchange Commission declared effective the Company's Registration Statement on Form SB-2 for the purpose of registering for sale under the Securities Act of 1933, as amended, the Debentures;

         WHEREAS, the subscription period for the initial Offering will expire at 4:00 p.m., C.S.T. on February 11, 2000, subject to the Corporation's right to extend the subscription period without notice until __________, 2000, or terminate the Offering at any time (the "Expiration Date") and subject further to the right of the Marketing Agent, in its sole discretion, to permit investors to submit irrevocable orders together with legally binding commitments for payment for shares of Debentures for which they subscribe at any time prior to the Expiration Date with payment to be received at any time prior to 24 hours before completion of the Offering (the "Closing"); and


         WHEREAS, the Corporation and the Marketing Agent desire to establish an escrow account with the Escrow Agent for the purpose of holding the subscription funds received during the course of the offering (the "Escrow Funds");

         NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, representations, warranties and dependent promises set forth herein, the parties agree as follows:

         1. Appointment of Escrow Agent. The Corporation and the Marketing Agent appoint the Escrow Agent to hold the Subscription Funds, and the Escrow Agent accepts the appointment, all in accordance with the terms and subject to the conditions of this Escrow Agreement.

                  (a) Establishment of Escrow Account. On or prior to the date of commencement of the Offering, the parties shall establish an interest-bearing escrow account which shall be entitled "Austin Funding.com Corporation Escrow Account" (the "Escrow


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Account"). The Marketing Agent will instruct Subscribers to make checks for subscriptions payable to the order of or wire transfer funds directly to the Escrow Agent which shall promptly deposit into the Escrow Account in accordance with the provisions of Rule 15c2-4 of the Securities Exchange Act of 1934, as amended.


                  (b) The Escrow Period. The Escrow Period shall begin with the commencement of the Offering and shall terminate upon the earlier to occur of the following dates:


                           (i) The date upon which the Escrow Agent confirms
that it has received in the Escrow Account subscriptions for the Minimum Target Amount (as hereinafter defined) of the Debentures and subscriptions therefor have been accepted by the Corporation;


                           (ii) The Expiration Date (unless extended as
permitted in the Prospectus); or


                           (iii) The date upon which a determination is made by
the Corporation and the Marketing Agent to terminate the Offering prior to the sale of the Minimum Target Amount value of the Debentures.


During the Escrow Period, the Corporation is aware and understands that it is not entitled to any of the Escrow Funds and no amounts deposited in the Escrow Account shall become the property of the Corporation or any other entity, or be subject to the debts of the Corporation or any other entity, until such Escrow Funds are disbursed in accordance with Section 3 below.

         2. Deposit of Funds.

                  (a) The Escrow Agent is hereby authorized to forward each check for collection, and upon collection of the proceeds of each check, deposit the collected proceeds in the Escrow Account. As an alternative, the Escrow Agent may telephone the bank on which the check is drawn to confirm that the check has been paid.


         The Escrow Agent will promptly notify the Corporation of such return.


         If the Corporation rejects any subscriptions for which the Escrow Agent has already collected funds, the Escrow Agent shall promptly issue a refund check to the rejected Subscriber. If the Corporation rejects any subscription for which the Escrow Agent has not yet collected funds but has submitted the Subscriber's check for collection, the Escrow Agent shall promptly issue a check in the amount of the Subscriber's check to the rejected Subscriber after the Escrow Agent has cleared such funds. If the Escrow Agent has not yet submitted a rejected Subscriber's check for collection, the Escrow Agent shall promptly remit the Subscriber's check directly to the Subscriber.

                  (b) The Corporation will deposit or cause to be deposited with the Escrow Agent all proceeds from the sale of the Debentures received from Subscribers, accompanied by executed Order Forms and Certifications in the form attached hereto as Exhibits "A" and "B". The


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Escrow Agent shall (i) make copies of all subscription checks, Order Forms and
Certificates received by it, (ii) promptly deposit such checks for collection in the Escrow Account to be maintained hereunder, (iii) retain a copy of each Order Form and Certificate for its records and (iv) promptly forward to the Corporation a copy of each such check and the executed original of each such Order Form and Certificate if received. The Escrow Agent shall have no responsibility for proceeds from the sale of the Debentures not received and collected by it.

         The Escrow Agent shall promptly notify the Corporation of any subscription received without accompanying subscription documents or where the subscription does not exactly match the subscription document ("Unidentified Subscriptions"). Any Unidentified Subscriptions and accompanying documents not identified in writing by the Corporation within three (3) business days of such notification shall be returned by the Escrow Agent to the Subscriber. All Unidentified Contributions that are subsequently identified shall be immediately deposited into escrow.

                  (c) Based upon information set forth in the Order Forms delivered hereunder, the Escrow Agent shall maintain a written record of names and addresses of the Subscribers, the amount of the Debentures subscribed for by each Subscriber and the amounts received from each Subscriber.


                  (d) All Escrow Funds deposited shall be invested in money market funds investing solely in United States government and agency securities (e.g., Federal Money Market Fund), unless other written direction is given by the Corporation or the Marketing Agent. In any event, Escrow Funds will be invested in accordance with SEC Rule 15c-4.


         3. Disbursement.


                  (a) The Escrow Agent shall notify the Corporation at such time as it has received, in payment for the Debentures, cash and subscriptions aggregating $3,000,000 (the "Minimum Target Amount").

                  (b) At such time as the Escrow Agent has received in cash and subscriptions the Minimum Target Amount, the Escrow Agent shall disburse said amount to the Corporation upon written disbursement instructions outlined in 3(d) below from the Corporation and the Marketing Agent. After the Minimum Target Amount of cleared funds has been received, the Escrow Agent shall continue collecting Subscriber's funds, pursuant to the procedure set forth above, until notified by the Corporation to either disburse such funds to the Corporation or return the Subscribers' amounts exceeding the Minimum Target Amount to such Subscribers presenting funds over the Minimum Target Amount, with interest accrued thereon. The Escrow Agent shall immediately disburse such funds to the Corporation from time to time upon written notification from the Corporation that such subscriptions have been accepted by the Corporation.

                  (c) In the event the Minimum Target Amount has not been subscribed for by February 11, 2000, or the extended date provided to the Escrow Agent by the Corporation or the Marketing Agent, the Corporation and the Marketing Agent shall confirm




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such fact in writing, whereupon the Escrow Agent shall return the full amount of each Subscriber's deposit with interest accrued thereon to each Subscriber.

                  (d) Each Disbursement Instruction shall be signed by two officers of the Corporation and the Marketing Agent and shall contain the following information: (i) a reference to this Agreement, (ii) the identity of the person to whom a disbursement of Escrow Funds is to be made, (iii) the amount of Escrow Funds to be disbursed (including the interest thereon), (iv) instructions as to the form or method and destination of the disbursement (e.g., cashier's, wire transfer instructions) and (v) a summary statement of the event or condition which has occasioned the delivery of the Disbursement Instruction. Escrow Agent shall not be responsible for evaluating the truth or sufficiency of the summary statement or Disbursement Instruction.

         4. Confirmation/Discrepancies. The Escrow Agent shall confirm receipt or investment of Escrow Funds by its monthly account statement delivered to the Corporation unless otherwise indicated.

         5. Taxpayer Information. Prior to any investment of Escrow Funds, the Corporation shall provide the Escrow Agent with written certification of its taxpayer identification number, and in any event, with appropriate W-8 or W-9 forms within 30 days from the date hereof. Failure to provide such information and forms may result in a penalty and require the Escrow Agent to withhold tax on any interest payable hereunder.

         6. Reliance. The Escrow Agent shall be protected in acting in good faith upon any written notice, request, waiver, consent, certificate, receipt, authorization or other paper or document which the Escrow Agent believes to be genuine and what it purports to be.

         7. Escrow Agent Liability. The Escrow Agent shall not be liable for anything which it may do or refrain from doing in good faith in connection with this Escrow Agreement, except its own gross negligence or willful misconduct.

         8. Legal Representation. The Escrow Agent may confer with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof, or its duties hereunder, and it shall incur no liability and it shall be fully protected in acting in accordance with the opinions of such counsel.

         9. Disputes. In the event of any genuine disagreement resulting in adverse claims or demands being made in connection with the subject matter of this Escrow Agreement, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder so long as such disagreement continues or such debt exists, and in such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to refrain from acting until (i) the rights of all parties have been fully and finally adjudicated by a court of competent jurisdiction or (ii) all differences shall have been adjudged and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified



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thereof in writing signed by all such persons. In addition to the foregoing remedies, the Escrow Agent is hereby authorized in the event of any doubt as to the course of action it should take under this Escrow Agreement, to petition the District Court of Travis County, Texas, or the United States Federal District of the Western District of Texas, for instructions or to interplead the funds or asset so held into such court. The parties agree to the jurisdiction of either of said courts over their persons as well as the Property, waive personal service of process and agree that service of process by certified or registered mail, return receipt requested, to the address set forth below each party's signature to this Escrow Agreement shall constitute adequate service.

         10. Indemnity. The Escrow Agent shall not be liable for anything which it may do or refrain from doing in connection with this Escrow Agreement, provided it acts in good faith, including its own negligence, except for its own gross negligence or willful misconduct. The parties hereto agree to indemnify the Escrow Agent for, and to hold it harmless against, any loss, liability or expense (including, without limitation, reasonable attorneys' fees) incurred by it without gross negligence or willful misconduct on its part arising out of or in connection with its entering into this Escrow Agreement and the carrying out of its duties hereunder, including the costs and expenses of defending itself against any claim of liability in the premises.

         11. Resignation of Escrow Agent. The Escrow Agent may resign for any reason, upon 30 days written notice to the parties to the Escrow Agreement. Upon expiration of such 30-day notice period, the Escrow Agent may deliver all cash or property in its possession under this Escrow Agreement to any successor Escrow Agent appointed by the Corporation, or if no successor Escrow Agent has been appointed, to any court of competent jurisdiction in Travis County, Texas. Upon either such delivery, the Escrow Agent shall be released from any and all liability under this Escrow Agreement. A termination under this paragraph shall in no way change the terms of paragraphs 9, 10 and 12 affecting reimbursement of expenses, indemnity and fees. The Escrow Agent shall have the right to deduct from Escrow Funds transferred to any successor Escrow Agent any outstanding and unpaid expenses or fees.


         12. Escrow Agent Fee. Simultaneous with the execution of this Agreement, the Corporation has paid the Escrow Agent a fee of $5,000.00. The Corporation shall pay Escrow Agent additional fees due, as incurred and invoiced, in accordance with Exhibit "C" attached hereto and incorporated herein by reference.


         13. Notices. All notices and communications hereunder shall be in writing, and shall be deemed to be duly given if sent registered or certified mail, return receipt requested, to the prospective address set forth below. The Escrow Agent shall not be charged with knowledge of any fact, including but not limited to performance or non-performance of any condition, unless it has actually received written notice thereof from all of the parties hereto of their authorized representative clearly referring to this Escrow Agreement.



         If to the Corporation:           Austin Funding.com Corporation
                                          823 Congress Avenue, Suite 515
                                          Austin, Texas  78701



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                                          Attn:  Glenn A. LaPointe


         With a copy to:                  Selman Munson & Lerner, P.C.
                                          111 Congress Plaza
                                          Suite 1000
                                          Austin, Texas  78701
                                          Attn:  Jack A. Selman


         If to the Escrow Agent:          Compass Bank
                                          Attn: Tom Collins
                                          2001 Kirby Drive, 4th Floor
                                          Houston, Texas  77019


         If to the Marketing Agent:       Choice Investments, Inc.
                                          Attn:  Scott Olguin
                                          5900 Balcones Drive, Suite 110
                                          Austin, Texas 78731


         14. Successors. The rights created by this Escrow Agreement shall inure to the benefit of, and the obligations created hereby shall be binding upon, the successor and assigns of the Escrow Agent and the parties hereto.

         15. Choice of Law. This Escrow Agreement shall be construed and enforced according to the laws of the State of Texas.

         16. No Interest Created in Fund. The Escrow Agent shall not issue any certificate of deposit, stock certificates or any other instrument or document representing any interest in the Escrow Account.

         17. Termination. This Escrow Agreement shall terminate and the Escrow Agent shall be discharged of all responsibility hereunder at such time as the Escrow Agent shall have completed its duties hereunder.

         18. Counterparts. This Escrow Agreement may be executed in several counterparts, or by separate instruments, and all such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.



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         19. Entire Agreement. This Escrow Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and transactions described herein and supersedes all prior agreements of understandings, written or oral, between the parties with respect thereto.

         20. Severability. If any provision of this Escrow Agreement is declared by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

         21. Collection of Funds. It is strictly understood that the Escrow Agent has no duty to disburse any funds, to any party, until such funds have been collected by the Escrow Agent, and those funds are available. It is hereby acknowledged by the parties that funds deposited with the Escrow Agent in the form of a cashier's check shall be deemed to be immediately available funds for the purpose of disbursements.

         22. Agents. The following persons are authorized to direct the Escrow Agent regarding any transactions to this Escrow including, but not limited to, disbursements and investments:

                                         Glenn A. LaPointe

         IN WITNESS WHEREOF, the Escrow Agent and the Corporation have executed this Escrow Agreement on the day and year first written above.

                                  ESCROW AGENT:

                                  COMPASS BANK


                                  By:
                                     --------------------------------
                                      Tom Collins, Vice President



                                  CORPORATION:

                                  AUSTIN FUNDING.COM CORPORATION



                                  By:
                                     --------------------------------
                                      Glenn A. LaPointe, President




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                                  MARKETING AGENT:

                                  CHOICE INVESTMENTS, INC.


                                  By:
                                     ----------------------------------
                                  Name:
                                       --------------------------------
                                  Title:
                                        -------------------------------


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